FINANCIAL INVESTORS TRUST

Rondure New World Fund

Rondure Overseas Fund

(each, a “Fund”)

Supplement dated October 4, 2023

To the Prospectus and Statement of Additional Information (“SAI”),

each dated August 31, 2023

Effective immediately, the second paragraph in the “Administrator, Transfer Agent and Distributor” section of the Prospectus is deleted and replaced with the following:

On June 14, 2023, the shareholders of each Fund approved an Agreement and Plan of Reorganization and Termination pursuant to which each Fund will be reorganized into correspondingly named series of Northern Lights Fund Trust III (each, a “Reorganization”). Each Reorganization is expected to close after the close of business on or about October 20, 2023, at which time ALPS will cease to be the administrator and transfer agent for the Funds.

Effective immediately, the first two sentences in the second paragraph of the “Administrator” section of the SAI is deleted and replaced with the following:

On June 14, 2023, the shareholders of each Fund approved an Agreement and Plan of Reorganization and Termination pursuant to which each Fund will be reorganized into correspondingly named series of Northern Lights Fund Trust III (each, a “Reorganization”). Each Reorganization is expected to close after the close of business on or about October 20, 2023, at which time ALPS will cease to be the administrator for each Fund.

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Please retain this supplement with your Prospectus and Statement of Additional Information.